SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 13, 2009

JOHN BORDYNUIK, INC.
(Exact name of registrant as specified in Charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

4536 Portage Road
Niagara Falls, Ontario
Canada, L2E 6A8
(Address of Principal Executive Offices)

(905) 354-7222
(Issuer Telephone number)

EXPEDITE 2, INC.
 (Former name, former address and former fiscal year,
if changed since last report)

Copies of communications to:
GREGG E. JACLIN, ESQ.
ANSLOW & JACLIN, LLP
195 Route 9 South, Suite 204
Manalapan, NJ 07726
TELEPHONE NO.: (732) 409-1212
FACSIMILE NO.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On February 13, 2009, Expedite 2, Inc., (the “Company”), filed a Certificate of Amendment to the Articles of Incorporation with the Secretary of State of Delaware changing the Company’s name to John Bordynuik, Inc.

Item 9.01 Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

None

(b)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN BORDYNUIK, INC.

Date: February 18, 2009	By:	/s/ John Bordynuik
JOHN BORDYNUIK
President, Chief Executive Officer